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                                                                    Exhibit 23.1



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in The Lamaur Corporation's Registration Statement No. 333-26811 on Form S-8 of our report dated March 30, 2001 on the financial statements of The Lamaur Corporation appearing in this Annual Report on Form 10-K of The Lamaur Corporation for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
April 2, 2001